(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
March 31, 2002


CMA Treasury Fund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.



CMA Treasury Fund
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



TO OUR SHAREHOLDERS:


For the year ended March 31, 2002, CMA Treasury Fund paid shareholders a net annualized yield dividend of 2.48%.* As of March 31, 2002, the Fund's 7-day yield was 1.38%.

The average portfolio maturity for CMA Treasury Fund at March 31,
2002 was 49 days, compared to 76 days at September 30, 2001.


Economic Environment
An already weak US economy suffered a considerable setback after the events of September 11, 2001. Initial shocks caused a drop in equity prices, a pullback in consumer confidence and triggered job cuts in several industries. The quick response by the Federal Reserve Board to lower the Federal Funds rate reassured the financial markets and led to the resumption of more normal activity. The lower interest rate scenario led to a new wave of home mortgage refinancing, providing many consumers with the means to spend more than anticipated during the holiday season. Additionally, discounted auto loan rates (0% financing plus rebates) were instrumental in boosting auto sales to record levels during the last months of 2001. However, corporate earnings were unable to meet expectations throughout the period, dampening the ability of the equity market to sustain a recovery. Disclosures surrounding Enron Corporation's rise and fall and investor nervousness over possible irregularities in balance sheet accounting increased pressure on the equity markets. The short end (under six months) of the fixed-income market was accordingly viewed as a safe haven for investors for much of the period.

During the months following September 11, 2001, the Federal Reserve Board lowered the Federal Funds rate by a total of 175 basis points (1.75%). However, incipient signs of economic recovery in January 2002 were enough to keep interest rates steady at the January 30 Federal Open Market Committee meeting. While the Federal Reserve Board kept its bias to ease monetary policy, investors seemed to be sensing that the cycle of easier monetary policy may have ended, with an economic upturn possible later this year.



*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


Investment Strategy
During the six-month period ended March 31, 2002, our investment strategy remained fairly consistent with regard to duration. While the Federal Reserve Board continued its easing cycle, we maintained our average life in a range of 60 days - 74 days. We utilized a barbell investment strategy that allowed us to take advantage of higher interest rates in the six-month - 18-month sector of the yield curve. The elimination of the 30-year Treasury bond resulted in increased short bill issuance at higher yields. Auction size in the weekly three-month and six-month bills grew to $29 billion, accompanied by increases in the four-week bill to $25 billion. Additionally, two-year note issuance rose to $25 billion, which kept the yield curve steep. This allowed us the opportunity to trade the yield curve particularly in the six-month sector. We felt less inclined to participate in the longer end of the curve, given our convictions that yields would grind lower but then snap back sharply. The average life of the Fund dipped to 50 days by the end of December 2001 because of the influx of seasonal cash, which increased assets by 73%. Once the seasonal assets departed in January 2002, and the Federal Reserve Board confirmed that it had ended its easing cycle, the Fund settled into an average life band of 50 days - 60 days.

It seems likely that the Federal Reserve Board will stay on hold for a while, and interest rates will settle into a range with less volatility. We remain constructive, yet we have concerns about the potential of a steeper yield curve out to two years. Yields on longer securities represent a good spread to one-month rates, but we will be careful of entry points with the expectation that yields are likely to trend higher in the coming months.


In Conclusion
We thank you for your interest in CMA Treasury Fund, and we look forward to assisting you with your financial needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Cindy V. Macaulay)
Cindy V. Macaulay
Portfolio Manager



April 30, 2002


We are pleased to announce that Cindy V. Macaulay is responsible for the day-to-day management of CMA Treasury Fund. Ms. Macaulay joined Merrill Lynch Investment Managers, L.P. in 1989. Since that time, she has held various positions in the short-term money management area, including Portfolio Manager.


CMA TREASURY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2002                        (IN THOUSANDS)

                        Face       Interest       Maturity
Issue                  Amount        Rate           Date                   Value
US Government Obligations*--99.8%

US Treasury           $  2,701       1.55 %        4/04/2002           $     2,700
Bills                    2,486       1.555         4/04/2002                 2,485
                         3,512       1.58          4/04/2002                 3,511
                         8,127       1.64          4/04/2002                 8,125
                         5,208       1.645         4/04/2002                 5,207
                         4,743       1.735         4/04/2002                 4,742
                        20,000       1.738         4/04/2002                19,994
                       179,504       1.74          4/04/2002               179,452
                         2,525       1.745         4/04/2002                 2,524
                        48,000       1.75          4/04/2002                47,986
                         4,861       1.545         4/11/2002                 4,858
                         4,970       1.585         4/11/2002                 4,967
                         6,424       1.74          4/11/2002                 6,420
                         4,390       1.76          4/11/2002                 4,387
                        39,000       1.768         4/11/2002                38,975
                       151,000       1.77          4/11/2002               150,904
                         7,473       1.65          4/18/2002                 7,467
                        26,836       1.74          4/18/2002                26,810
                        45,000       1.75          4/18/2002                44,956
                        50,000       1.765         4/18/2002                49,951
                         2,692       1.70          4/25/2002                 2,689
                       205,000       1.76          4/25/2002               204,729
                       100,000       1.765         4/25/2002                99,868
                        15,000       1.69          5/02/2002                14,976
                         6,166       1.695         5/02/2002                 6,157
                        58,059       1.715         5/02/2002                57,967
                         1,261       1.675         5/09/2002                 1,259
                        50,000       1.72          5/09/2002                49,904
                        10,000       1.98          5/09/2002                 9,981
                         5,532       1.705         5/16/2002                 5,520
                        15,639       1.71          5/16/2002                15,604



                        Face       Interest       Maturity
Issue                  Amount        Rate           Date                   Value
US Government Obligations* (concluded)

US Treasury           $  7,000       1.935%        5/16/2002           $     6,983
Bills                   17,000       1.715         5/23/2002                16,957
(concluded)             16,000       1.72          5/23/2002                15,959
                        20,000       1.725         5/23/2002                19,948
                         5,594       1.74          5/23/2002                 5,580
                        10,000       1.705         6/13/2002                 9,965
                        17,000       1.71          6/13/2002                16,941
                         7,059       1.74          6/13/2002                 7,034
                         7,655       1.745         6/13/2002                 7,628
                        15,000       1.75          6/13/2002                14,947
                        20,000       1.83          6/27/2002                19,915
                        25,000       1.72          7/25/2002                24,855
                         9,700       1.80          8/01/2002                 9,639
                        12,000       1.805         8/15/2002                11,914
                         5,000       1.82          8/22/2002                 4,962
                        20,000       1.86          9/05/2002                19,827
                        20,000       2.08          9/19/2002                19,807

US Treasury             45,000       6.25          7/31/2002                45,652
Notes                   40,000       6.00          9/30/2002                40,759
                        20,000       5.75         10/31/2002                20,400
                        15,000       5.125        12/31/2002                15,293
                        25,000       4.75          1/31/2003                25,450
                         5,000       6.25          2/15/2003                 5,155

Total US Government Obligations
(Cost--$1,469,437)                                                       1,470,645

Total Investments
(Cost--$1,469,437)--99.8%                                                1,470,645
Other Assets Less Liabilities--0.2%                                          3,359
                                                                       -----------
Net Assets--100.0%                                                     $ 1,474,004
                                                                       ===========


*US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed dates until maturity.

See Notes to Financial Statements.


CMA TREASURY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2002
Assets:
Investments, at value (identified cost--$1,469,437,374++)                                 $ 1,470,645,100
Cash                                                                                                  365
Interest receivable                                                                             2,513,125
Prepaid registration fees and other assets                                                      1,734,395
                                                                                          ---------------
Total assets                                                                                1,474,892,985
                                                                                          ---------------

Liabilities:
Payables:
  Investment adviser                                                   $       503,297
  Distributor                                                                  286,968            790,265
                                                                       ---------------
Accrued expenses and other liabilities                                                             99,130
                                                                                          ---------------
Total liabilities                                                                                 889,395
                                                                                          ---------------

Net Assets                                                                                $ 1,474,003,590
                                                                                          ===============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of
shares authorized                                                                         $   147,279,587
Paid-in capital in excess of par                                                            1,325,516,277
Unrealized appreciation on investments--net                                                     1,207,726
                                                                                          ---------------

Net Assets--Equivalent to $1.00 per share based on 1,472,795,863 shares of
beneficial interest outstanding                                                           $ 1,474,003,590
                                                                                          ===============

++Cost for Federal income tax purposes was $1,469,437,383. As of March 31, 2002, net unrealized appreciation for Federal income tax purposes amounted to $1,207,717, of which $1,222,783 is related to appreciated securities and $15,066 is related to depreciated securities.

See Notes to Financial Statements.


CMA TREASURY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2002
Investment Income:
Interest and amortization of premium and discount earned                                  $    43,854,352

Expenses:
Investment advisory fees                                               $     6,319,169
Distribution fees                                                            1,807,600
Accounting services                                                            195,491
Transfer agent fees                                                            160,508
Registration fees                                                              133,721
Professional fees                                                               79,584
Custodian fees                                                                  79,319
Trustees' fees and expenses                                                     41,472
Printing and shareholder reports                                                39,209
Pricing fees                                                                     5,352
Other                                                                           17,211
                                                                       ---------------
Total expenses                                                                                  8,878,636
                                                                                          ---------------
Investment income--net                                                                         34,975,716

Realized Gain on Investments--Net                                                                 365,926

Change in Unrealized Appreciation on Investments--Net                                             132,950
                                                                                          ---------------

Net Increase in Net Assets Resulting from Operations                                      $    35,474,592
                                                                                          ===============

See Notes to Financial Statements.


CMA TREASURY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                          For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                            2002               2001
Operations:
Investment income--net                                                 $    34,975,716    $    98,983,805
Realized gain on investments--net                                              365,926            754,184
Change in unrealized appreciation on investments--net                          132,950            610,727
                                                                       ---------------    ---------------
Net increase in net assets resulting from operations                        35,474,592        100,348,716
                                                                       ---------------    ---------------

Dividends & Distributions to Shareholders:
Investment income--net                                                    (34,975,716)       (98,983,805)
Realized gain on investments--net                                            (365,926)          (754,184)
                                                                       ---------------    ---------------
Net decrease in net assets resulting from dividends and
distributions to shareholders                                             (35,341,642)       (99,737,989)
                                                                       ---------------    ---------------

Beneficial Interest Transactions:
Net proceeds from sale of shares                                         5,842,865,313      5,867,462,550
Value of shares issued to shareholders in reinvestment of
dividends and distributions                                                 35,296,212         99,612,664
                                                                       ---------------    ---------------
                                                                         5,878,161,525      5,967,075,214
Cost of shares redeemed                                                (5,936,834,078)    (7,029,592,553)
                                                                       ---------------    ---------------
Net decrease in net assets derived from beneficial interest
transactions                                                              (58,672,553)    (1,062,517,339)
                                                                       ---------------    ---------------

Net Assets:
Total decreasein net assets                                               (58,539,603)    (1,061,906,612)
Beginning of year                                                        1,532,543,193      2,594,449,805
                                                                       ---------------    ---------------
End of year                                                            $ 1,474,003,590    $ 1,532,543,193
                                                                       ===============    ===============

See Notes to Financial Statements.


CMA TREASURY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information
provided in the financial statements.
                                                             For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:      2002         2001          2000         1999         1998
Per Share Operating Performance:
Net asset value, beginning of year        $     1.00   $     1.00   $     1.00   $     1.00    $     1.00
                                          ----------   ----------   ----------   ----------    ----------
Investment income--net                         .0248        .0530        .0434        .0438         .0475
Realized and unrealized gain on
investments--net                               .0004        .0007        .0004        .0001         .0008
                                          ----------   ----------   ----------   ----------    ----------
Total from investment operations               .0252        .0537        .0438        .0439         .0483
                                          ----------   ----------   ----------   ----------    ----------
Less dividends and distributions:
  Investment income--net                     (.0248)      (.0530)      (.0434)      (.0438)       (.0475)
  Realized gain on investments--net          (.0003)      (.0004)      (.0001)      (.0002)       (.0005)
                                          ----------   ----------   ----------   ----------    ----------
Total dividends and distributions            (.0251)      (.0534)      (.0435)      (.0440)       (.0480)
                                          ----------   ----------   ----------   ----------    ----------
Net asset value, end of year              $     1.00   $     1.00   $     1.00   $     1.00    $     1.00
                                          ==========   ==========   ==========   ==========    ==========

Total Investment Return                        2.48%        5.48%        4.44%        4.50%         4.92%
                                          ==========   ==========   ==========   ==========    ==========

Ratios to Average Net Assets:
Expenses                                        .61%         .61%         .57%         .58%          .60%
                                          ==========   ==========   ==========   ==========    ==========
Investment income and realized gain
on investments--net                            2.43%        5.38%        4.38%        4.37%         4.82%
                                          ==========   ==========   ==========   ==========    ==========

Supplemental Data:
Net assets, end of year (in thousands)    $1,474,004   $1,532,543   $2,594,450   $2,455,126    $2,279,822
                                          ==========   ==========   ==========   ==========    ==========

See Notes to Financial Statements.


CMA TREASURY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Treasury Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a floating rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.


FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $500 million; ..425% of the average daily net assets in excess of $500 million, but not exceeding $1 billion; and .375% of the average daily net assets in excess of $1 billion.



CMA TREASURY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner and Smith Incorporated ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended March 31, 2002, the Fund reimbursed FAM $25,111 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended March 31, 2002 and March 31, 2001 was as follows:


                                  3/31/2002        3/31/2001

Distributions paid from:
  Ordinary income                $ 35,341,642    $ 99,737,989
                                 ------------    ------------
Total taxable distributions      $ 35,341,642    $ 99,737,989
                                 ============    ============


As of March 31, 2002, there were no significant differences between the book and tax components of net assets.



CMA TREASURY FUND
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
CMA Treasury Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Treasury Fund as of March 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Treasury Fund as of March 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
May 3, 2002



CMA TREASURY FUND
IMPORTANT TAX INFORMATION (UNAUDITED)


Of the ordinary income dividends paid by CMA Treasury Fund during the fiscal year ended March 31, 2002, 99.01% was attributable to Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis. Additionally, at least 50% of the assets of the Fund was invested in Federal obligations at the end of each quarter of the fiscal year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.


CMA TREASURY FUND
OFFICERS AND TRUSTEES

                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                      Position(s)    Length                                                    Complex       ships
                          Held      of Time                                                  Overseen by    Held by
Name, Address & Age    with Fund     Served    Principal Occupation(s) During Past 5 Years     Trustee      Trustee
Interested Trustee

Terry K. Glenn*          President   1999 to   Chairman, Americas Region since 2001,          127 Funds     None
800 Scudders Mill Road   and         present   and Executive Vice President since 1983      184 Portfolios
Plainsboro, NJ 08536     Trustee               of Fund Asset Management ("FAM") and
Age: 61                                        Merrill Lynch Investment Managers,
                                               L.P. ("MLIM"); President of Merrill
                                               Lynch Mutual Funds since 1999; President
                                               of FAM Distributors, Inc. ("FAMD") since
                                               1986 and Director thereof since 1991;
                                               Executive Vice President and Director of
                                               Princeton Services, Inc. ("Princeton
                                               Services") since 1993; President of
                                               Princeton Administrators, L.P. since
                                               1988; Director of Financial Data
                                               Services, Inc., since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Trustee's term is unlimited. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.



                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                      Position(s)    Length                                                    Complex       ships
                          Held      of Time                                                  Overseen by    Held by
Name, Address & Age    with Fund    Served*    Principal Occupation(s) During Past 5 Years     Trustee      Trustee
Independent Trustees

Ronald W. Forbes         Trustee     1977 to   Professor Emeritus of Finance, School           46 Funds     None
1400 Washington Avenue               present   of Business, State University of New         55 Portfolios
Albany, NY 12222                               York at Albany since 2000; and
Age: 61                                        Professor thereof from 1989 to 2000.


Cynthia A. Montgomery    Trustee     1995 to   Professor, Harvard Business School              46 Funds     Unum-
Harvard Business School              present   since 1989.                                  55 Portfolios   Provident
Soldiers Field Road                                                                                         Corporation
Boston, MA 02163                                                                                            and Newell
Age: 49                                                                                                     Rubbermaid
                                                                                                            Inc.


CMA TREASURY FUND
OFFICERS AND TRUSTEES (CONTINUED)

                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                      Position(s)    Length                                                    Complex       ships
                          Held      of Time                                                  Overseen by    Held by
Name, Address & Age    with Fund    Served*    Principal Occupation(s) During Past 5 Years     Trustee      Trustee
Independent Trustees (concluded)

Charles C. Reilly        Trustee     1990 to   Self-employed financial consultant              46 Funds     None
9 Hampton Harbor Road                present   since 1990.                                  55 Portfolios
Hampton Bays, NY 11946
Age: 70


Kevin A. Ryan            Trustee     1992 to   Founder and currently Director Emeritus         46 Funds     Charter
127 Commonwealth Avenue              present   of The Boston University Center for the      55 Portfolios   Education
Chestnut Hill, MA 02467                        Advancement of Ethics and Character and                      Partnership
Age: 69                                        Director thereof from 1989 to 1999;                          and the
                                               Professor from 1982 to 1999 at                               Council for
                                               Boston University.                                           Ethical and
                                                                                                            Spiritual
                                                                                                            Education.


Roscoe S. Suddarth       Trustee     2000 to   Former President, Middle East Institute         46 Funds     None
7403 MacKenzie Court                 present   from 1995 to 2001.                           55 Portfolios
Bethesda, MD 20817
Age: 66


Richard R. West          Trustee     1978 to   Professor of Finance since 1984, and            46 Funds     Bowne & Co.,
Box 604                              present   currently Dean Emeritus of New York          55 Portfolios   Inc.; Vornado
Genoa, NV 89411                                University, Leonard N. Stern School                          Realty Trust;
Age: 64                                        of Business Administration.                                  and
                                                                                                            Alexander's
                                                                                                            Inc.


Edward D. Zinbarg        Trustee     1994 to   Self-employed financial consultant              46 Funds     None
5 Hardwell Road                      present   since 1994.                                  55 Portfolios
Short Hills, NJ 07078
Age: 67


*The Trustee's term is unlimited.


CMA TREASURY FUND
OFFICERS AND TRUSTEES (CONCLUDED)

                      Position(s)    Length
                          Held      of Time
Name, Address & Age    with Fund    Served*    Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke          Vice        1993 to   First Vice President of FAM and MLIM since 1997 and the Treasurer
P.O. Box 9011            President   present   thereof since 1999; Senior Vice President and Treasurer of Princeton
Princeton,               and         and       Services since 1999; Vice President of FAMD since 1999; Vice President
NJ 08543-9011            Treasurer   1999 to   of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since
Age: 41                              present   1990.


Cindy V. Macaulay        Portfolio   2002 to   Vice President of MLIM and FAM since 1996; Employee of MLIM since 1989.
P.O. Box 9011            Manager     present
Princeton, NJ 08543-9011
Age: 35


Phillip S. Gillespie     Secretary   2001 to   First Vice President of MLIM since 2001; Director of MLIM from 1999
P.O. Box 9011                        present   to 2000; Vice President of MLIM in 1999; Attorney associated with the
Princeton, NJ 08543-9011                       Manager and FAM from 1998 to 1999; Assistant General Counsel LGT Asset
Age: 38                                        Management, Inc. from 1997 to 1998; Senior Counsel and Attorney in the
                                               Division of Investment Management and the Office of General Counsel at
                                               the U.S. Securities and Exchange Commission from 1993 to 1997.


*Officers of the Fund serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210++


++For inquiries regarding your CMA account, call 800-CMA-INFO or 800-262-4636.